SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 14(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2006

PACE MEDICAL, INC.
(Exact Name of Registrant As Specified In Its Charter)

MASSACHUSETTS
(State if Other Jurisdiction of Incorporation)

0-16257	04-2867416
(Commission File Number)	(I.R.S. Employer Identification No.)

391 Totten Pond Road, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-5656
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01            OTHER EVENTS

On February 17, 2006, Pace Medical, Inc. issued a press release announcing that it has filed a Form 15 with the Securities and Exchange Commission, thereby deregistering its common stock.

ITEM 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

The following exhibits are filed herewith:

99.1                           Press Release dated February 17, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PACE MEDICAL, INC.
Dated: February 17, 2006

	By:	/s/ Steven E. Hanson
Steven E. Hanson, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated February 17, 2006 of Pace Medical, Inc. announcing its deregistration under the Securities Exchange Act of 1934.